UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 28, 2011

AETRIUM INCORPORATED
(Exact name of registrant as specified in its charter)

Minnesota	0-22166	41-1439182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2350 Helen Street North St. Paul, Minnesota	55109
(Address of Principal Executive Offices)	(Zip Code)

(651) 770-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2011, Aetrium Incorporated entered into a letter agreement with John J. Pollock pursuant to which Mr. Pollock resigned as president, chief executive officer and a director of the Company effective November 28, 2011 and agreed to a one year noncompetition covenant, and will receive severance payments totaling $180,000 (equal to his annual base salary at the time of his resignation) payable over twelve months, and a COBRA subsidy for eighteen months equivalent to the Company paid portion of health and dental benefits for its employees. The letter agreement became fully effective on December 22, 2011 upon expiration of Mr. Pollock’s unexercised right to rescind it.

For further information, please refer to the letter agreement attached hereto as Exhibit 10.2, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description
10.2	Letter agreement dated December 7, 2011 between Aetrium Incorporated and John J. Pollock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETRIUM INCORPORATED

By:	/s/ Douglas L. Hemer
Douglas L. Hemer
Chief Administrative Officer and Secretary

Dated:   December 23, 2011

AETRIUM INCORPORATED

FORM 8-K/A

Exhibit Index

Exhibit No.	Description	Method of Filing
10.2	Letter agreement dated December 7, 2011 between Aetrium Incorporated and John J. Pollock	Filed herewith